UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2008

MutualFirst Financial Corp.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-27905	35-2085640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street Muncie, Indiana		47305-2419
(Address of Principal Executive Offices)		(Zip Code)

(765) 747-2800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2008, at the annual meeting of stockholders of MutualFirst Financial, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2008 Stock Option and Incentive Plan (“Plan”).  A description of the Plan is set forth under “Other Matters to be Considered at the MutualFirst Annual Meeting – Approval of the MutualFirst 2008 Stock Option and Incentive Plan” in the joint proxy statement-prospectus contained in the Company’s amended Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 25, 2008, and a copy of the Plan is attached to the joint proxy statement-prospectus as Appendix G.  That description and the Plan are incorporated herein by reference.

Item 8.01  Other Events

On June 12, 2008, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing that at the Company’s annual meeting of stockholders on June 11, 2008, the Company’s stockholders approved the issuance of shares of the Company’s common stock in connection with the Company’s pending acquisition of MFB Corp.

On June 12, 2008, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing the adoption of a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 to facilitate repurchases of stock under its previously announced stock repurchase program.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 12, 2008 regarding annual meeting
99.2	Press Release dated June 12, 2008 regarding 10b5-1 plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2008	MUTUALFIRST FINANCIAL, INC.

	By:	/s/ David W. Heeter
David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 12, 2008 regarding annual meeting
99.2	Press Release dated June 12, 2008 regarding 10b5-1 plan